UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 27, 2011 (January 21, 2011)
VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-71934 (Commission File Number)	62-1698183 (I.R.S. Employer Identification No.)

20 Burton Hills Boulevard, Suite 100 Nashville, Tennessee (Address of Principal Executive Offices)	37215 (Zip Code)
Registrant’s telephone number, including area code: (615) 665-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement
     On June 21, 2011, in connection with the closing of the initial public offering (the “Offering”) of its common stock, par value $0.01 per share, described in the Registration Statement on Form S-1 (File No. 333-173547), as amended (the “Registration Statement”), Vanguard Health Systems, Inc. (the “Company”) entered into the 2011 Stockholders’ Agreement (the “2011 Stockholders’ Agreement”) with The Blackstone Group and its affiliates (collectively, “Blackstone”), Morgan Stanley Capital Partners and its affiliates (collectively, “MSCP”) and certain members of the Company’s management (“Management” and, together with Blackstone and MSCP, the “Investors”), substantially in the form previously filed as Exhibit 10.90 to the Registration Statement. A copy of the 2011 Stockholders’ Agreement is filed herewith as Exhibit 10.1.
     In addition, on June 21, 2011, the Company entered into the Agreement and Plan of Merger (the “Merger Agreement”) with VHS Holdings LLC, a Delaware limited liability company (“VHS”), substantially in the form previously filed as Exhibit 2.14 to the Registration Statement. A copy of the Merger Agreement is filed herewith as Exhibit 2.1.
     Affiliates of Blackstone and MSCP have various relationships with the Company. For further information concerning other material relationships among the Company, Blackstone and MSCP and their respective affiliates, see the sections entitled “Certain Relationships and Related Party Transactions” and “Underwriting” in the Company’s prospectus, dated June 22, 2011, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Prospectus”).
Item 3.03 Material Modification to Rights of Security Holders
     The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
2011 Stock Incentive Plan
     Effective June 21, 2011, the Company’s Board of Directors and its stockholders adopted the 2011 Stock Incentive Plan (the “2011 Stock Plan”). The 2011 Stock Plan provides for the granting of stock options, stock appreciation rights and other stock-based or performance-based awards to key employees, directors or other persons having a service relationship with the Company and its affiliates. For further information regarding the 2011 Stock Plan, see “Management — 2011 Stock Incentive Plan” in the Prospectus.
     A copy of the 2011 Stock Plan is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The above description of the 2011 Stock Plan is not complete and is qualified in its entirety by reference to such exhibit.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     As contemplated in the Registration Statement, the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) became effective on June 20, 2011. The Charter, among other things, provides that (1) each outstanding share of common stock of the Company, including treasury shares, was automatically split up, reclassified and converted into 59.584218 shares of common stock and (2) the Company’s authorized capital stock consists of 500,000,000 shares of common stock, par value $0.01 per share, and 50,000,000 shares of preferred stock.
     The Company’s bylaws were also amended and restated as of June 20, 2011, as contemplated in the Registration Statement (the “Bylaws”).

     For further information regarding the foregoing and other provisions of the Charter and the Bylaws, see “Description of Capital Stock” in the Prospectus. The Charter and the Bylaws are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively.
Item 8.01. Other Events.
     On June 27, 2011, the Company completed its Offering of 25,000,000 shares of common stock for cash consideration of $18.00 per share ($16.965 per share net of underwriting discounts) to a syndicate of underwriters led by joint book-running managers Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC. In the Offering, the Company sold 25,000,000 shares for approximately $417.6 million in net proceeds.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The exhibits filed as part of this report are listed in the Index of Exhibits which is located at the end of this report.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD HEALTH SYSTEMS, INC. (Registrant)
By:	/s/ Ronald P. Soltman
	Name:	Ronald P. Soltman
	Title:	Executive Vice President, General Counsel and Secretary

Date: June 27, 2011

INDEX TO EXHIBITS

Exhibit Number	Exhibit
Exhibit 2.1	Agreement and Plan of Merger Between VHS Holdings LLC and the Company (filed as Exhibit 2.14 to the Company’s Registration Statement on Form S-1 (File No. 333-173547), and incorporated herein by reference).

Exhibit 3.1	Second Amended and Restated Certificate of Incorporation of the Company (filed as Exhibit 3.1 to the Company’s Registration Statement on Form S-1 (File No. 333-173547), and incorporated herein by reference).

Exhibit 3.2	Amended and Restated Bylaws of the Company (filed as Exhibit 3.2 to the Company’s Registration Statement on Form S-1 (File No. 333-173547), and incorporated herein by reference).

Exhibit 4.1	2011 Stockholders Agreement of the Company (filed as Exhibit 10.90 to the Company’s Registration Statement on Form S-1 (File No. 333-173547), and incorporated herein by reference).

Exhibit 10.1	2011 Stock Incentive Plan of the Company (filed as Exhibit 10.14 to the Company’s Registration Statement on Form S-8 (file No. 333-175118), and incorporated herein by reference).